UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Azure Midstream Partners, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12377 Merit Drive, Suite 300

Dallas, Texas 75251

(address of principal executive offices) (zip code)

(972) 674-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement

On June 30, 2016, Azure Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), entered into a Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement (the “Fourth Amendment”) with Wells Fargo Bank, National Association, as administrative agent and other lenders (collectively “the Lenders”).

Declining commodity prices throughout 2015 and continuing through the first half of 2016, has adversely affected the Partnership’s ability to comply with the financial covenants included in its secured revolving credit facility, as amended, (the “Credit Agreement”) with the Lenders. In March 2016, the Partnership entered into Amendment No.3 to Credit Agreement and Amendment No. 2 to Security Agreement, which waived certain covenant defaults until June 30, 2016.

Terms of the Fourth Amendment include:

•                  extend the waiver of certain covenant defaults until August 12, 2016; and

•                  reduce the borrowing capacity under the Credit Agreement to $214.7 million.

The foregoing description of the Fourth Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention of Services Agreement

On July 1, 2016, Azure Midstream Partners GP, LLC (the “General Partner”) on behalf of the Partnership, entered into a Retention of Services Agreement with its CEO I.J. “Chip” Berthelot, II.

Terms of the Retention of Services Agreement include:

•                  retention of the services of I.J. “Chip” Berthelot, II as President and Chief Executive Officer of the General Partner of the Partnership and in a similar position for any of the Partnership’s subsidiaries for which he currently acts in such capacities, from the date of the Retention Services Agreement through March 31, 2017 (the “Retention Period”);

•                  General Partner will pay I.J. “Chip” Berthelot, II retention compensation in the amount of $500,000.00 payable in three equal installments on each of July 1, 2016, October 1, 2016 and January 1, 2017; and

•                  General Partner and I.J. “Chip” Berthelot, II will continue to negotiate in good faith to enter into definitive written agreements regarding further employment prior to the end of the Retention Period.

The foregoing description of the Retention of Services Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Retention Services Agreement which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement, dated as of June 30, 2016, by and among Azure Midstream Partners, LP, as borrower, the subsidiaries of Azure Midstream Partners, LP, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lender parties thereto.

10.2	Retention Services Agreement between Azure Midstream Partners, LP and I.J. “Chip” Berthelot, II dated as of July 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2016	AZURE MIDSTREAM PARTNERS, LP

	By:	Azure Midstream Partners GP, LLC,
the General Partner of Azure Midstream Partners, LP

	By:	/s/ Amanda Bush
Amanda Bush
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1

Limited Duration Waiver Agreement and Amendment No. 4 to Credit Agreement, dated as of June 30, 2016, by and among Azure Midstream Partners, LP, as borrower, the subsidiaries of Azure Midstream Partners, LP, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lender parties thereto.

10.2	Retention Services Agreement between Azure Midstream Partners, LP and I.J. “Chip” Berthelot, II dated as of July 1, 2016.